Exhibit 99(b)

GE TF TRUST

SERIES 201[●]-[●] SUBI

by

GE CAPITAL TITLE HOLDING CORP.,
as UTI Beneficiary

Dated as of [●] [●], 201[●]

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SERIES 201[●]-[●] SUBI

THIS SERIES 201[●]-[●] SUBI (as amended, modified or supplemented from time to time, this “Series 201[●]-[●] SUBI”) is dated and effective as of [●] [●], 201[●], by GE CAPITAL TITLE HOLDING CORP., as UTI beneficiary (in such capacity, the “UTI Beneficiary”) of the undivided trust interest of GE TF Trust (the “Trust”).

RECITALS

A.           The Amended and Restated Trust Agreement, dated as of [●] [●], 2014 (the “Trust Agreement”), between the UTI Beneficiary and Wilmington Trust Company, as Trustee (in such capacity, the “Trustee”) contemplates that, from time to time, the UTI Beneficiary may identify and allocate on the books and records of the Trust certain Trust Assets from the UTI and create separate special units of beneficial interest in the Trust, or SUBIs, the beneficiary or beneficiaries of which generally will hold undivided beneficial interests in such identified and allocated Trust Assets.

B.           The UTI Beneficiary desires to identify and allocate Trust Assets to a SUBI, which shall consist of the Series 201[●]-[●] SUBI Assets, create a Series 201[●]-[●] SUBI that will represent the entire and exclusive beneficial interest in the Series 201[●]-[●] SUBI Assets and set forth the terms and conditions thereof as provided herein.

ARTICLE I
DEFINITIONS

Section 1.1           Definitions.

(a)          Capitalized terms used in this Series 201[●]-[●] SUBI shall have the following respective meanings:

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York, the State of Connecticut or the State of Utah.

“Collection Period” means, for any seller under the Sale Agreement and with respect to any Payment Date, such seller’s fiscal month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the fiscal month preceding the fiscal month in which the first Payment Date occurs).

“Collections” means, for any Payment Date the sum (without duplication) of (A) all amounts, whether in the form of cash, checks, drafts, or other instruments, received during the related Collection Period in payment or prepayment of, or applied to, any amount owed by an Obligor on account of the related Receivable, in each case, during the related Collection Period, including all amounts received on account of such Receivable (including interest) and all other fees and charges (other than amounts attributable to maintenance, taxes and similar charges), (B) all proceeds from the sale, re-lease, continued use, or other disposition of such Receivables, the related Equipment and, the related security (other than the sale to purchaser under the Sale Agreement and the sale to the Issuer under the Purchase and Sale Agreement or any proceeds due to any Obligor pursuant to a terminal rent adjustment clause in the related Lease), and (C) any Recoveries received during the related Collection Period.

“Code” shall have the meaning assigned to it in Section 2.9(b).

“Cut-off Date” means [●] [●], 201[●].

“Equipment” means (i) with respect to any Lease allocated to this Series 201[●]-[●] SUBI, vehicles or other titled transportation equipment and (ii) with respect to any Loans and Leases sold to the Issuer pursuant to the Purchase and Sale Agreement, [transportation equipment, industrial equipment, construction equipment, printing presses, maritime assets, furniture and fixtures, technology and telecommunications equipment, healthcare equipment] or other equipment, together with all accessions thereto, in either case, securing an Obligor’s indebtedness under such Obligor’s Loan or that is a subject to a Lease.

“Financing” shall have the meaning assigned to it in Section 3.6.

“Lease” means any lease included in the Schedule of Receivables or in Annex A hereto.

“Loan” means any loan included in the Schedules of Receivables.

“Issuer” means [●], Series 201[●]-[●], a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the notes issued by the foregoing.

“Obligor” means, as to each Receivable, any Person who owes payments under a Loan or a Lease.

“Other SUBI” means any special unit of beneficial interest in the Trust other than the Series 201[●]-[●] SUBI.

“Payment Date” means, the [●] day of the calendar month or, if such day is not a Business Day, the next Business Day, commencing on [●] [●], 201[●]. Each Payment Date relates to the last Collection Period ending prior to such Payment Date.

“Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Purchase and Sale Agreement” means the Receivables Purchase and Sale Agreement, dated as of [●] [●], 201[●], by and between CEF Equipment Holding, L.L.C., as seller and the Issuer, as purchaser, as the same may be amended from time to time.

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“Receivable” means, with respect to any Loan or Lease, all indebtedness of the related Obligor (whether constituting an account, chattel paper, document instrument or general intangible) under that Loan or Lease.

“Recoveries” means, with respect to any Receivable, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), in any Collection Period the “lease value” or the “loan value” (each as determined in the Sale Agreement) of such Receivable, as applicable, became zero.

“Register” shall have the meaning assigned to it in Section 2.8.

“Retitling” shall have the meaning assigned to it in Section 2.7.

“Sale Agreement” means the Receivables Sale Agreement, dated as of [●] [●], 201[●], among the UTI Beneficiary as seller, other sellers party thereto and CEF Equipment Holding, L.L.C., as purchaser, as the same may be amended from time to time.

“Schedules of Receivables” means the schedules of Receivables attached as [Schedule I, Schedule II, Schedule III and Schedule IV] to the Sale Agreement (which schedules may be in the form of microfiche floppy disk, CD-ROM or other electronic medium).

“Series 201[●]-[●] SUBI” shall have the meaning assigned to it in the Preamble.

“Series 201[●]-[●] SUBI Assets” shall have the meaning assigned to it in Section 2.1.

“Statutory Trust Statute” shall have the meaning assigned to it in Section 2.2.

“Trust” shall have the meaning assigned to it in the Preamble.

“Trust Agreement” shall have the meaning assigned to it in the Recitals.

“Trustee” shall have the meaning assigned to it in the Recitals.

“UTI” means the undivided beneficial interest in all the assets of the Trust that were not allocated to this Series 201[●]-[●] SUBI or any Other SUBI.

“UTI Beneficiary” shall have the meaning assigned to it in the Preamble.

(b)          (i)          all references to words such as “herein”, “hereof” and the like shall refer to this Series 201[●]-[●] SUBI as a whole and not to any particular article or section within this Series 201[●]-[●] SUBI, (ii) the term “include” and all variations thereon shall mean “include without limitation” and (iii) the term “or” shall include “and/or.”

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ARTICLE II
CREATION OF THE SERIES 201[●]-[●] SUBI

Section 2.1           Creation of the Series 201[●]-[●] SUBI.

The UTI Beneficiary hereby allocates a separate portfolio of assets consisting of the Leases identified on Annex A hereto, the related Equipment and all other related assets (collectively, “Series 201[●]-[●] SUBI Assets”) to this “Series 201[●]-[●] Special Undivided Beneficial Interest of the GE TF Trust” represented by this Series 201[●]-[●] SUBI. Upon this allocation of the Series 201[●]-[●] SUBI Assets to this Series 201[●]-[●] SUBI and notice thereof to the Trustee, the Series 201[●]-[●] SUBI Assets shall no longer be allocated to the UTI (unless and until specifically reallocated to the UTI from this Series 201[●]-[●] SUBI pursuant to the terms hereof), and the Series 201[●]-[●] SUBI Assets shall belong exclusively to the Series 201[●]-[●] SUBI.

Section 2.2           Series 201[●]-[●] SUBI is Separate from the UTI and any Other SUBI.

The UTI Beneficiary hereby acknowledges and agrees and each holder of this Series 201[●]-[●] SUBI or any assignee or pledgee hereof, by acquiring this Series 201[●]-[●] SUBI or other interest therein, is deemed to have acknowledged and agreed that: (a) this Series 201[●]-[●] SUBI is a separate series of the Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq. (the “Statutory Trust Statute”), (b) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to this Series 201[●]-[●] SUBI and the Series 201[●]-[●] SUBI Assets shall be enforceable against this Series 201[●]-[●] SUBI and the Series 201[●]-[●] SUBI Assets only, and not against any Other SUBI or the UTI or, in each case, any assets included therein, (c) except to the extent required by law, neither assets included in the UTI nor assets included in any Other SUBI shall be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to this Series 201[●]-[●] SUBI and (d) no creditor or holder of a claim relating to this Series 201[●]-[●] SUBI or the Series 201[●]-[●] SUBI Assets shall be entitled to maintain any action against or recover any assets allocated to the UTI, any Other SUBI or any assets allocated to the UTI or any Other SUBI.

Section 2.3           Expenses.

To the extent that an expense or liability of the Trustee or the UTI Beneficiary shall be incurred or suffered with respect to any Series 201[●]-[●] SUBI Assets (including, without limitation, contract, tort or tax claims relating to one or more specific Leases, the related Equipment and other related assets), only this Series 201[●]-[●] SUBI Assets shall bear in full the burden of such expense or liability.

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Section 2.4           Servicing of the Series 201[●]-[●] SUBI Assets.

The holder of this Series 201[●]-[●] SUBI shall have the right to service and manage, or to enter into one or more servicing agreements with respect to the servicing and management of, the Series 201[●]-[●] SUBI Assets. Such servicing agreement may specify various duties, powers, liabilities, obligations and compensation of the applicable servicer.

Section 2.5           Removals from the Series 201[●]-[●] SUBI.

Upon a breach of any of the representations or warranties made by the UTI Beneficiary in the Sale Agreement with respect to any Lease identified on Annex A hereto, and a subsequent repurchase of the beneficial interest in such non-compliant Lease and the related Series 201[●]-[●] SUBI Assets pursuant to the Sale Agreement, such non-compliant Lease and the related Series 201[●]-[●] SUBI Assets shall be reallocated from this Series 201[●]-[●] SUBI to the UTI on the date that such repurchase is made. With respect to any Series 201[●]-[●] SUBI Assets reallocated to the UTI on any date, any Collections received on or prior to the last day of the Collection Period preceding such date shall not be deemed allocated to the UTI. Upon the occurrence of any of the foregoing reallocations, the UTI Beneficiary shall cause the Trustee to make a notation in the Trustee’s records reflecting the reallocation of such Series 201[●]-[●] SUBI Assets to the UTI as of the time thereof.

Section 2.6           Actions and Filings.

(a)          Each of the UTI Beneficiary and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the holder of the SUBI to evidence and confirm the foregoing allocations of assets of the Trust to and from this Series 201[●]-[●] SUBI, including executing and delivering related filings, all documents or writings as may be deemed reasonably necessary by the holder of this Series 201[●]-[●] SUBI or any servicer appointed by such holder or under any other documents; provided, however, that in no event will the UTI Beneficiary or Trustee be required to take any action to indicate any Person as lienholder or change the Person listed as owner on the Certificate of Title for any Equipment allocated to this Series 201[●]-[●] SUBI. The UTI Beneficiary and each holder of this Series 201[●]-[●] SUBI or assignee or pledgee hereof, hereby irrevocably makes and appoints the Trustee and any of its officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary or such holder, as applicable (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary or any such holder, assignee or pledgee any financing statements and continuation statements, if necessary, and any security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 2.6(a).

(b)          If all of the Series 201[●]-[●] SUBI Assets have been liquidated into cash and all of such cash shall have been distributed in accordance with any servicing agreement entered into pursuant to Section 2.4, then, at the direction of the holder of this Series 201[●]-[●] SUBI, the UTI Beneficiary shall cause this Series 201[●]-[●] SUBI to be terminated.

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Section 2.7           Retitling of Leased Equipment.

Subject to the provisions of any transaction documents binding upon the holder of the 201[●]-[●] SUBI in connection with any Financing, the holder of this Series 201[●]-[●] SUBI shall have the right at any time, at its option, to cause the Trustee, to (i) transfer the Equipment allocated to this Series 201[●]-[●] SUBI to such holder (or a Person designated by such holder), (ii) retitle such Equipment in the name of such holder (or a Person designated by such holder), (iii) note a lien on the Certificate of Title therefor in the name of such holder (or a Person designated by such holder), or (iv) transfer possession of such Certificate of Title and/or the other assets included in this Series 201[●]-[●] SUBI to such holder (or a Person designated by such holder) free and clear of the interest of the Trust (each or any of the foregoing together, a “Retitling”). The holder of this Series 201[●]-[●] SUBI shall indemnify the Trust and the Trustee for, and hold the Trust and the Trustee harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to any Retitling, or any action such holder shall take or fail to take as the registered owner of such Equipment or the owner of the Series 201[●]-[●] SUBI Assets, including, without limitation, sales and transfer taxes and registration fees.

Section 2.8           Series 201[●]-[●] SUBI Register.

The Trustee shall keep or cause to be kept at its offices at 1100 N. Market Street, Wilmington, Delaware 19890, or such other office as it shall designate, by written notice to the holder of this Series 201[●]-[●] SUBI, a register (the “Register”), in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of this Series 201[●]-[●] SUBI and of transfers of this Series 201[●]-[●] SUBI or any interests herein as herein provided. Upon written notice of the holder of this Series 201[●]-[●] SUBI to the Trustee of a prospective transfer of this Series 201[●]-[●] SUBI or any interests herein (signed by such holder and countersigned by the prospective transferee), the Trustee shall update the Register to reflect such transfer. No service charge shall be made for any registration of transfer of this Series 201[●]-[●] SUBI or any interests herein, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of this Series 201[●]-[●] SUBI or any interests herein. Prior to Trustee’s receipt of a notice of transfer of interests in this Series 201[●]-[●] SUBI, the Trustee and each agent of the Trustee may treat the Person in whose name the Series 201[●]-[●] SUBI shall be registered in the Register as the owner of this Series 201[●]-[●] SUBI for all purposes, and neither the Trustee nor any such agent shall be bound by any notice to the contrary.

Section 2.9           Transferability of SUBI Interests.

(a)          Subject to the restrictions set forth in Sections 2.9(b) and (c) below, interests in this Series 201[●]-[●] SUBI shall be freely transferable.

(b)          Notwithstanding Section 2.9(a), no interest in this Series 201[●]-[●] SUBI or the Series 201[●]-[●] SUBI Assets shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). The holder of this Series 201[●]-[●] SUBI agrees, by acceptance of this Series 201[●]-[●] SUBI, that for U.S. federal, state, and local income and franchise tax purposes, it shall be treated as the beneficial owner of all Series 201[●]-[●] SUBI Assets and that the UTI Beneficiary, in such capacity, shall not be treated as the beneficial owner of the Series 201[●]-[●] SUBI Assets for such tax purposes at any time that Series 201[●]-[●] SUBI Assets are allocated to this Series 201[●]-[●] SUBI. The holder of this Series 201[●]-[●] SUBI shall take no position for U.S. federal, state, or local income or franchise tax purposes inconsistent with such treatment, unless required by law. The holder of this Series 201[●]-[●] SUBI acknowledges, by acquisition of this Series 201[●]-[●] SUBI, that for U.S. bank regulatory purposes, as relevant and applicable, and for financial accounting purposes, the UTI Beneficiary shall not, in such capacity, be treated as owner of any Series 201[●]-[●] SUBI Assets.

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(c)          Any purchaser, assignee or pledgee of an interest in this Series 201[●]-[●] SUBI must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest: (i) (1) furnish to the Trust a non-petition covenant substantially similar to that set forth in Section 3.6, and (2) in the case of a transfer, assignment, sale or conveyance, provide to the Trustee an opinion of counsel to the effect that such transfer, assignment, sale or conveyance will not result in the Trust becoming a publicly traded partnership for purposes of the Code and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI and any Other SUBI, to release all claims to the assets of the Trust allocated to the UTI and each Other SUBI and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Trust allocated to the UTI and each Other SUBI.

Section 2.10         Assurances of the UTI Beneficiary.

In addition to any other provision of this Series 201[●]-[●] SUBI, upon the request of the holder of this Series 201[●]-[●] SUBI, the UTI Beneficiary shall take any action or cause the Trustee to take any action that is necessary or reasonably required to protect any title, interest or right of the holder of this Series 201[●]-[●] SUBI in this Series 201[●]-[●] SUBI or the beneficial ownership of the Series 201[●]-[●] SUBI Assets.

ARTICLE III
MISCELLANEOUS PROVISIONS

Section 3.1           Amendment, Etc.

(a)          The UTI Beneficiary shall be permitted to amend the Trust Agreement without obtaining the prior written consent of any holder, assignee or pledgee of this Series 201[●]-[●] SUBI unless, in the reasonable opinion of the UTI Beneficiary, the interests of any such Person would be materially adversely affected by such amendment.

(b)          This Series 201[●]-[●] SUBI may be amended in any respect from time to time by the holder of this Series 201[●]-[●] SUBI; provided that the UTI Beneficiary would not be materially and adversely affected by any such amendment.

(c)          Prior to the execution of any amendment to this Series 201[●]-[●] SUBI, the holder of this Series 201[●]-[●] SUBI and the Trustee shall be entitled to receive and conclusively rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Series 201[●]-[●] SUBI and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

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Section 3.2           Governing Law.

(a)          THIS SERIES 201[●]-[●] SUBI IS HEREBY CREATED UNDER, GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 3.3           Waiver of Jury Trial

THE UTI BENEFICIARY, THE TRUSTEE, THE HOLDER OF THIS SERIES 201[●]-[●] SUBI OR ANY ASSIGNEE OR PLEDGEE HEREOF, BY ACCEPTANCE OF THIS SERIES 201[●]-[●] SUBI OR ANY INTEREST HEREIN, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SERIES 201[●]-[●] SUBI.

Section 3.4           Notices.

All notices to be given in connection with this Series 201[●]-[●] SUBI shall be in writing, shall be addressed to the intended recipient at its address set forth in this Section 3.4 (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given on the earlier to occur of (i) the date of actual receipt, (ii) the date that delivery is expressly refused by the intended recipient or (iii) if the notifying party has not been able to locate the intended recipient for delivery of notice, either by hand delivery, overnight courier, certified mail or other method that provides reasonable proof of delivery or refusal thereof, the fourth (4th) Business Day after being sent by registered or certified mail to the address for delivery as provided for in this Section 3.4.

(i)          if to the holder of this Series 201[●]-[●] SUBI, addressed to:

The Holder of Series 201[●]-[●] SUBI
10 Riverview Drive
Danbury, Connecticut 06870
Attention: Capital Markets Operations
Facsimile: (203) 749-2101;

(ii)         if to the UTI Beneficiary:

GE Capital Title Holding Corp.

300 E. John W. Carpenter Freeway

Suite 510

Irving, TX 75062

Attention: [●]

Facsimile: [●]

with a copy to:

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GE Capital Title Holding Corp.

10 Riverview Drive

Danbury , CT 06810

(iii)        if to the Trust:

GE TF Trust

c/o GE Capital Title Holding Corp. as UTI Beneficiary

300 E. John W. Carpenter Freeway

Suite 510

Irving, TX 75062

Attention: [●]

Facsimile: [●]

with a copy to:

Wilmington Trust Company, as Trustee of GE TF Trust

1100 N. Market St., Wilmington

Delaware 19890

Attention: Corporate Trust Administration

Section 3.5           Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Series 201[●]-[●] SUBI shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series 201[●]-[●] SUBI and shall in no way affect the validity or enforceability of the other provisions of this Series 201[●]-[●] SUBI or the rights of the holder or any permissible pledgee thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Series 201[●]-[●] SUBI invalid or unenforceable in any respect.

Section 3.6           Non-Petition; Release of Claims.

(a)          With respect to the Trust, the UTI Beneficiary agrees and each holder, assignee and pledgee of this Series 201[●]-[●] SUBI, by virtue of its acceptance hereof or assignment or pledge hereof, is deemed to have agreed that, prior to the date which is one year and one day after payment in full of all obligations under any transaction with respect to which a SUBI in the Trust was financed (each, a “Financing”) (i) it shall not authorize the Trust to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Trust or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to the Trust or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Trust, or to make a general assignment for the benefit of any party hereto or any other creditor of such the Trust and (ii) it shall not commence or join with any other Person in commencing any proceeding against the Trust under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

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(b)          The UTI Beneficiary agrees and the holder or any assignee or pledgee of this Series 201[●]-[●] SUBI, by virtue of its acceptance hereof or assignment or pledge hereof, is deemed to have agreed to release and waive all claims against or with respect to any assets owned by the Trustee in its individual capacity and all of the Trust’s assets other than, in the case of the UTI Beneficiary, the assets owned by the Trust and included from time to time in the UTI or any Other SUBI and proceeds therefrom or, in the case of the holder or any assignee or pledgee of this Series 201[●]-[●] SUBI, the Series 201[●]-[●] SUBI Assets, and, in each case, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against such released assets. Without limiting the foregoing (i) the UTI Beneficiary shall be deemed to have released and waived all claims against or with respect the Series 201[●]-[●] SUBI Assets and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all the Series 201[●]-[●] SUBI Assets to any claims that the holder of this Series 201[●]-[●] SUBI or any assignee or pledgee hereof may have against the Series 201[●]-[●] SUBI Assets and (ii) the holder and any assignee and pledgee of this Series 201[●]-[●] SUBI shall be deemed to have released and waived all claims against or with respect to all assets included in the UTI or any Other SUBI and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all such assets to any claims the UTI Beneficiary or the holder, assignee or pledgee of the applicable Other SUBI may have against such assets.

Section 3.7           Trustee is not Personally Liable; Limitations on Trustee

(a)          The holder of this Series 201[●]-[●] SUBI or any assignee or pledgee thereof, acknowledges and agrees, by virtue of acquiring such beneficial ownership or interest, that the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of such holder, assignee or pledgee.

(b)          Notwithstanding anything in this Series 201[●]-[●] SUBI to the contrary, the Trustee shall not be authorized and shall have no power to “vary the investment” of the holder of this Series 201[●]-[●] SUBI within the meaning of Treasury Regulation Section 301.7701-4(c)(i).

Section 3.8           Dissolution.

(a)          This Series 201[●]-[●] SUBI shall be dissolved and its affairs shall be wound up at the time all the notes issued by the Issuer have been paid out in full, in each case, in accordance with Section 3808 the Statutory Trust Statute. Such dissolution and winding up will not cause the dissolution of the Trust or any Other SUBI. The death, dissolution, termination or bankruptcy of the holder of this Series 201[●]-[●] SUBI or any assignee or pledge thereof shall not result in the termination or dissolution of this Series 201[●]-[●] SUBI and this Series 201[●]-[●] SUBI may not be terminated or revoked by its holder or any of its assignees or pledgees, except in accordance with the terms hereof.

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(b)          Any Person responsible for winding up the affairs of this Series 201[●]-[●] SUBI may, in the name of the Trust and for and on behalf of the Trust and this Series 201[●]-[●] SUBI, take all actions with respect to this Series 201[●]-[●] SUBI as are permitted under Section 3808 of the Statutory Trust Statute and shall provide for the claims and obligations of this Series 201[●]-[●] SUBI and distribute the Series 201[●]-[●] SUBI Assets as provided under Section 3808 of the Statutory Trust Statute. Any Person, including the Trustee, who under this Series 201[●]-[●] SUBI is responsible for winding up this Series 201[●]-[●] SUBI’s affairs who has complied with Section 3808(e) of the Statutory Trust Statute shall not be personally liable to the claimants of this Series 201[●]-[●] SUBI by reason of such Person’s actions in winding up this Series 201[●]-[●] SUBI.

[Signatures follow]

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IN WITNESS WHEREOF, the UTI Beneficiary has caused this Series 201[●]-[●] SUBI to be duly executed by its officer as of the day and year first above written.

GE CAPITAL TITLE HOLDING CORP.,
as UTI Beneficiary

By:
Name:
Title:

Acknowledged and Agreed

WILMINGTON TRUST COMPANY,
as Trustee

By:
Name:
Title:

S-1	Series 201[●]-[●] SUBI

ANNEX A
to

Series 201[●]-[●] SUBI

List of Leases Allocated to the Series 201[●]-[●] SUBI

Annex A-1